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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 31, 1999



                Merchants and Manufacturers Bancorporation, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   WISCONSIN                      21292                        39-1413328
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(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
 incorporation)


     14100 West National Avenue, P. O. Box 511160, New Berlin, WI 53151-1160
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     (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (414) 827-6713
                                                           --------------






                           Exhibit Index is on Page 5
                                   Page 1 of 5






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Item 2.  Acquisition or Disposition of Assets.

         On December 31, 1999 (the "Effective Date"), Merchants and Manufacturers Bancorporation, Inc. (the "Corporation") consummated its agreement to merge (the "Merger") Pyramid Bancorp, Inc. ("Pyramid") with and into Merchants Merger Corp., a wholly-owned subsidiary of the Corporation, ("Merger Corp.") pursuant to the Agreement and Plan of Merger dated as of March 9, 1999, as amended as of June 10, 1999 (the "Merger Agreement"), between the Corporation, Merger Corp. and Pyramid. As a result of the Merger, the separate corporate existence of Pyramid ceased and Merger Corp. emerged as the surviving corporation of the Merger. Except as otherwise provided in the Merger Agreement, as a result of the Merger, all the property, rights, privileges, powers and franchises of Pyramid have vested in Merger Corp. and all debts, liabilities and duties of Pyramid have become the debts, liabilities and duties of Merger Corp.

         The terms of the Merger and the Merger Agreement are described in the Proxy Statement/Prospectus (the" Proxy Statement") of the Corporation and Pyramid dated October 7, 1999, which was included in the Corporation's Registration Statement on Form S-4 (No. 333-86855), as amended by Pre-Effective Amendment No. 1 thereto dated October 4, 1999, which documents are incorporated herein by reference. A copy of the Corporation's Press Release announcing the completion of the Merger is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a)      Financial Statements of Businesses Acquired.

The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 14, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 14, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

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  (c)      Exhibit Index.

           Exhibit No.   Description

               2 Agreement and Plan of Merger between Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and Pyramid Bancorp., Inc. dated March 9, 1999, amended as of June 10, 1999.

               99(a) Press Release issued by the Corporation on January 3, 2000, relating to consummation of the Merger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Merchants and Manufacturers Bancorporation, Inc.




Date: January 12, 2000          By: /s/ Michael J. Murry
                                   ------------------------------------------
                                   Name:   Michael J. Murry
                                   Title:  Chairman of the Board of Directors

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                                 Exhibit Index.


Exhibit No.     Description                                             Page No.

      2 Agreement and Plan of Merger between Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and Pyramid Bancorp., Inc., dated March 9, 1999, amended as of June 10, 1999, previously filed as Exhibit A to the Proxy Statement/Prospectus as part of the Corporation's registration statement filed on Form S-4 (File No. 333-86855) as amended by pre-effective Amendment No. 1 of October 4, 1999.


      99(a) Press Release issued by the Corporation on January 3, 2000, relating to the consummation of the Merger.